UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2009

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its chapter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

                    On April 22, 2009 the Registrant held its Annual Meeting and a presentation was made.  A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.  Other Events

On April 27, 2009 the Registrant issued a press release announcing the results of business discussed at its Annual Meeting.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Presentation dated April 22, 2009.

	99.2	Press release dated April 27, 2009.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: April 27, 2009	By:	/s/ David W. Heeter
David W. Heeter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation, dated April 22, 2009

99.2	Press Release, dated April 27, 2009